EXH.99.17


                               TIME HORIZON FUNDS
                            TIME HORIZON PORTFOLIO 1

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-AUGUST 13, 1999

         The undersigned hereby appoints Jay F. Nusblatt, Gary M. Gardner and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Time Horizon Funds ("Time Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware at 10:00 A.M. (EASTERN TIME), on Friday, August 13, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Time Horizon Portfolio 1 (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JUNE 20, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF TIME HORIZON FUNDS WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM OR
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                       EXH.99.17

TIME HORIZON PORTFOLIO 1

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of the assets and liabilities of each Time Horizon Fund to the Nations Asset Allocation Fund (the "Asset Allocation Fund") of Nations Institutional Reserves in exchange for shares of designated classes of the Asset Allocation Fund of equal value; (b) the distribution of the shares of the designated classes of the Asset Allocation Fund to shareholders of each Time Horizon Fund; and (c) the dissolution and liquidation of the Time Horizon Funds.



                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



                THIS PROPOSAL HAS BEEN PROPOSED BY TIME HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                          --------------------               -----------
                                Signature                       Date

                          --------------------               -----------
                          Signature (Joint Owners)              Date

                                                                       EXH.99.17


                               TIME HORIZON FUNDS
                            TIME HORIZON PORTFOLIO 2

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-AUGUST 13, 1999

         The undersigned hereby appoints Jay F. Nusblatt, Gary M. Gardner and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Time Horizon Funds ("Time Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware at 10:00 A.M. (EASTERN TIME), on Friday, August 13, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Time Horizon Portfolio 2 (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JUNE 20, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF TIME HORIZON FUNDS WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM OR
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                       EXH.99.17

TIME HORIZON PORTFOLIO 2

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of the assets and liabilities of each Time Horizon Fund to the Nations Asset Allocation Fund (the "Asset Allocation Fund") of Nations Institutional Reserves in exchange for shares of designated classes of the Asset Allocation Fund of equal value; (b) the distribution of the shares of the designated classes of the Asset Allocation Fund to shareholders of each Time Horizon Fund; and (c) the dissolution and liquidation of the Time Horizon Funds.



                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



                THIS PROPOSAL HAS BEEN PROPOSED BY TIME HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                      --------------------               -----------
                            Signature                       Date

                      --------------------               -----------
                      Signature (Joint Owners)              Date

                                                                       EXH.99.17

                               TIME HORIZON FUNDS
                            TIME HORIZON PORTFOLIO 3

                                   PROXY CARD
                 SPECIAL MEETING OF SHAREHOLDERS-AUGUST 13, 1999

         The undersigned hereby appoints Jay F. Nusblatt, Gary M. Gardner and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Time Horizon Funds ("Time Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware at 10:00 A.M. (EASTERN TIME), on Friday, August 13, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the Time Horizon Portfolio 3 (the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JUNE 20, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF TIME HORIZON FUNDS WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641 OR (2) TOUCHTONE VOTING AT (800) 690-6903 OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM OR
(4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                       EXH.99.17

TIME HORIZON PORTFOLIO 3

              VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of the assets and liabilities of each Time Horizon Fund to the Nations Asset Allocation Fund (the "Asset Allocation Fund") of Nations Institutional Reserves in exchange for shares of designated classes of the Asset Allocation Fund of equal value; (b) the distribution of the shares of the designated classes of the Asset Allocation Fund to shareholders of each Time Horizon Fund; and (c) the dissolution and liquidation of the Time Horizon Funds.



                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



                THIS PROPOSAL HAS BEEN PROPOSED BY TIME HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                      --------------------               -----------
                            Signature                       Date

                      --------------------               -----------
                      Signature (Joint Owners)              Date